Exhibit 99.1

Investor Presentation February 2012 ADVANCING THE VISION

Except for the historical information contained herein, the matters discussed in this presentation constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. These include the rate at which Hanger grows same-center net sales, competitive pressures within the industry, government regulation and reimbursement, and other factors discussed from time to time in the reports filed by the company with the Securities and Exchange Commission. The company assumes no obligation to update information contained in this presentation. SAFE HARBOR 1

Be the partner of choice for products and services that enhance human physical capability. VISION 2

OVERVIEW Distribution Patient Care Therapeutics Solutions 11% of revenues $101 million revenue 82% of revenues Linkia 7% of revenues ACP, Inc. IN, Inc. $753 million revenue $919 million in revenues Adjusted EBITDA $150 million 3 $65 Million revenue

DISCIPLINED DIVERSIFICATION OF REVENUE MARKET 4

DISCIPLINED DIVERSIFICATION OF REVENUE 5 HANGER’S SHARE 29% of Traditional O&P Market 31% of Post Acute Rehabilitation Market

COMPELLING GROWTH DRIVERS Sources: Company estimates; Wall Street Research; 2003–2006 National Health and Nutrition Examination Survey; National Institutes of Health; Amputee Coalition of America. Aging Population (U.S.) (%) Diabetes – Prevalence By Age Group Disease and aging population Advancing technology Regulatory reform Increased focus on lowering costs 6

PATIENT CARE

One or more certified practitioners Technical personnel Office administrators Line of site incentives to grow revenues and collect receivables CAGR of 6.7% (2008 - 2011) PATIENT CARE PROFILE BUSINESS OVERVIEW CENTER OVERVIEW Over 700 O&P patient-care centers Over 1,100 O&P certified and licensed practitioners Stand alone – design, fabricate and fit Treat more than 650,000 patients annually 8

PATIENT CARE MARKET POSITION Only national or regional provider Hanger operates ~25% of accredited O&P facilities No other provider has more than 2% market share Adjacent market of $1.4 Billion Principal Reimbursement Sources for Patient Care Services $2.6 Billion US Market 9

First to market with new technologies and products Linkia Network Management Diversification into new adjacent businesses CARES Dosteon Solutions Small O&P acquisitions Sales synergies with ACP PATIENT CARE GROWTH OPPORTUNITIES 10

First and only O&P network management company Insurers’ exclusive or preferred provider of their network Hanger network of approximately 1,030 O&P centers 52 contracts; 1-3 years; auto renew Value proposition to large name companies through expanded services 28% CAGR of contracted revenues (2008 - 2011) LINKIA NETWORK MANAGEMENT 11

DISTRIBUTION

Largest dedicated distributor of O&P devices and components Over 29,000 O&P related items 6 strategically located distribution facilities Comprehensive Customer Service Manufacture and distribute therapeutic footwear Net sales $101 million and CAGR of 7.6% (2008 - 2011) Inter-company sales $190 million DISTRIBUTION PROFILE 13

Increase depth and breadth of product line Increase penetration of existing customer base Expand customer base Expand market presence geographically Apply core competencies to adjacent businesses Expand O&P fabrication operation to Independent O&P Providers DISTRIBUTION OPPORTUNITIES 14

THERAPEUTIC SOLUTIONS

Innovative Neurotronics Development and commercialization of products V-Hold and WalkAid Accelerated Care Plus (ACP) Value proposition to rehabilitation providers Technology, clinical modalities, training and education THERAPEUTIC SOLUTIONS– Diversification of Revenue 16

17 ACP OVERVIEW ACP enables post-acute providers with 24 evidence-based clinical therapy programs Physical Agent Modality Basics Wound Healing Fall Prevention Continence Improvement Contracture Management Pain Management Physical Agent Modality Basics Osteoarthritis of the Knee Orthotic Therapy Hemiplegic Gait Chronic Obstructive Pulmonary Disease Electrode Application & Safety Rheumatoid Arthritis of Wrist & Hand Stroke – Hand Edema Stroke Recovery Herpes Zoster (Shingles) Sports & Orthopedic Rehabilitation PRE’s with Elastic Bands Aerobic Exercise for Aging Adults PAM Documentation Recommendations Clients facility’s standard equipment package OMNISTIM® 500 AND OMNISTIM® FX2 ELECTRICAL STIMULATION OMNISOUND® 300 ULTRASOUND MEGAPULSE® SHORTWAVE DIATHERMY OMNICYCLE® MOTOR ASSISTED CYCLE Monthly Supplies

18 ACP MARKET OPPORTUNITIES ACP offers Hanger a $1.3 billion revenue post-acute opportunity Core SNF Business – $241 Million Opportunity Strong Core Business Recurring revenue business model with high customer retention Strong demographic trends Advancing new technologies, products and modalities combined with 30% penetration leading to growth within the SNF core business Other Rehab Settings – $1.1 Billion Opportunity Long-Term Growth Platform Natural progression into other post-acute settings Strong post-acute customer relationships provide significant opportunities for product/service extensions Seasoned management team possesses a track record for successfully managing growth and expansion Extend Reach to Additional Markets with Numerous Organic Growth and Acquisition Opportunities +

FINANCIAL OVERVIEW

Earnings and margin growth Substantial cash flow generation Strong balance sheet management Moderate leverage post ACP acquisition Consistent Reduction of Leverage SOLID FINANCIAL POSITION 20

Same Store Sales 2.6% YTD and 2.2% for 4th Quarter 22.8% growth in Adjusted EBITDA Improved Operating Margins Repriced Debt (March 2011) 15.5% increase in adjusted earnings per share 2011 IN REVIEW 21

22 REVENUE GROWTH CAGR 9.3% ($ in millions) 1000 900 800 700 600 500 400 300 200 100 0 2008 2009 2010 2011 $703.1 $760.1 $817.4 $918.5

23 ADJUSTED EBITDA GROWTH AND MARGINS* CAGR 16.4% * Excludes relocation expenses and cost related to the ACP acquisition. 13.5% 14.1% 14.9% Adjusted EBITDA (in millions) Adjusted EBITDA Margins % 16.3% 160 140 120 100 80 60 40 20 0 2008 2009 2010 2011 $94.9 $106.8 $122.0 $149.8

24 GROWTH IN ADJUSTED EPS * Excludes relocation expenses, cost related to the ACP acquisition and accelerated non-cash preferred dividend in 2008. CAGR 24.0% $0.86 $1.13 $1.42 $1.64 2008 2009 2010 2011

STEADY COMPARABLE QUARTER GROWTH 2008 2009 2010 2011 Adjusted EBITDA* ($ in millions) * Excludes relocation expenses and cost related to the ACP acquisition. Revenues ($ in millions) Adjusted Earnings Per Diluted Share* * Excludes relocation expenses, cost related to the ACP acquisition and accelerated non-cash preferred dividend. 25

IMPROVED LEVERAGE & LIQUIDITY 26 NOTE: Net Debt is Total Debt less Cash and Adjusted EBITDA adds back Restricted Stock and Deferred Compensation Non-Cash Expenses At 12/31/11 (millions) Cash and equivalents $ 42.9 Availability on Revolver $ 96.6 Total liquidity $ 139.5 Debt $ 508.0

Compelling industry growth drivers Dominant market position Attractive organic growth opportunities Adjacent continuum of care opportunities Proven acquisition capabilities Solid financial position KEY INVESTMENT POINTS 27

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